                                                                   Exhibit 10.36

                   [PRIME RESPONSE LETTERHEAD APPEARS HERE]

                                                         Prime Response, Inc.

                                                         150 CambridgePark Drive
                                                         Cambridge, MA 02140

                                                         ph:  617-876-8300
                                                         fax: 617-876-8383

                                                         www.primeresponse.com

                                       November 10, 1999


Mr. James Carling
291 Nahanton Street
Newton, MA 02459
--------------------------------------------------------------------------------

     Re:  Chief Technology Officer Compensation in U.S. Dollars
          -----------------------------------------------------

Dear James:

     Now that you have relocated to the United States, based in our new corporate headquarters in Cambridge, Massachusetts, your compensation as Chief Technology Officer will be paid in U.S. dollars and all medical and other benefits and holidays received will be those given to United States employees.

     To summarize:

     Base Salary:        $250,000 per year
     Bonus Opportunity:  Up to 30% of base salary ($75,000)
     Auto allowance:     $10,000 per year
     Benefits:           Health and life insurance
                         401k Retirement Plan
                         Four weeks vacation

     It is exciting to have the primary visionary of Prime Response relocated to the United States. I am looking forward to our continued partnership.

                                       Sincerely,

                                       /s/ Peter J. Boni
                                       Peter J. Boni
                                       President and Chief Executive Officer

PJB:jc